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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   SEPTEMBER 30, 1996




                                    PHARMAGENICS, INC.
                ------------------------------------------------------
                (Exact Name of Registrant as Specified in its Charter)



       DELAWARE                    0-20138                     22-3072524
-------------------------     ----------------             -------------------
(State or Other Juris-       (Commission File              (IRS Employer
diction of Incorporation)         Number)                  Identification No.)




           FOUR PEARL COURT
             ALLENDALE, NJ                                     07401
         --------------------                               ----------
         (Address of Principal                              (Zip Code)
         Executive Offices)


                                    (201) 818-1000
                   ------------------------------------------------
                 (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS

         On September 30, 1996, William W. Crouse resigned as a director of the Company as he had determined that he did not wish to stand for re-election at the next Annual Meeting of Stockholders.


                                          2

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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PHARMAGENICS, INC.



                                  /s/ A. Steven Franchak
                                  -------------------------------------
Date:  October 10, 1996           A. Steven Franchak
                                  Vice President and Chief Financial Officer